EXHIBIT 99.1


                            Agreement of Joint Filing

      Pursuant to Rule 13d-1(k) promulgated under the Securities Exchange Act of 1934, as amended, the undersigned persons hereby agree to file with the Securities and Exchange Commission the Statement on Schedule 13D (the "Statement") to which this Agreement is attached as an exhibit, and agree that such Statement, as so filed, is filed on behalf of each of them.


      IN WITNESS WHEREOF, the undersigned have executed this Agreement.

Dated: November 23, 2005


                                       BARINGTON COMPANIES EQUITY PARTNERS,
                                       L.P.
                                       By: Barington Companies Investors,
                                           LLC, its general partner


                                       By: /s/ James A. Mitarotonda
                                           -----------------------------
                                       Name: James A. Mitarotonda
                                       Title: Managing Member

                                       BARINGTON COMPANIES INVESTORS, LLC


                                       By: /s/ James A. Mitarotonda
                                           -----------------------------
                                       Name: James A. Mitarotonda
                                       Title: Managing Member


                                       /s/ James A. Mitarotonda
                                       ---------------------------------
                                       James A. Mitarotonda

                                       BARINGTON COMPANIES OFFSHORE FUND,
                                       LTD. (BVI)


                                       By: /s/ James A. Mitarotonda
                                           -----------------------------
                                       Name: James A. Mitarotonda
                                       Title: Manager

                                       BARINGTON INVESTMENTS, L.P.
                                       By:  Barington Companies Advisors,
                                       LLC, its general partner

                                       By: /s/ James A. Mitarotonda
                                           -----------------------------
                                       Name: James A. Mitarotonda
                                       Title: Authorized Signatory

                                       BARINGTON COMPANIES ADVISORS, LLC


                                       By: /s/ James A. Mitarotonda
                                           -----------------------------
                                       Name: James A. Mitarotonda
                                       Title: Authorized Signatory

                                       BARINGTON CAPITAL GROUP, L.P.
                                       By:  LNA Capital Corp., its general
                                            partner

                                       By: /s/ James A. Mitarotonda
                                           -----------------------------
                                       Name: James A. Mitarotonda
                                       Title: President and CEO

                                       LNA CAPITAL CORP.


                                       By: /s/ James A. Mitarotonda
                                           -----------------------------
                                       Name: James A. Mitarotonda
                                       Title: President and CEO


                                       ALPINE ASSOCIATES, A LIMITED
                                       PARTNERSHIP

                                       By: Eckert Corporation, its general
                                           partner


                                       By: /s/ Todd Mason
                                           -----------------------------
                                       Name: Todd Mason
                                       Title: Vice President

                                       ALPINE PARTNERS, L.P.
                                       By: Eckert Corporation, its general
                                           partner


                                       By: /s/ Todd Mason
                                           -----------------------------
                                       Name: Todd Mason
                                       Title: Vice President

                                       ALPINE ASSOCIATES II, L.P.
                                       By: Eckert Corporation, its general
                                           partner


                                       By: /s/ Todd Mason
                                           -----------------------------
                                       Name: Todd Mason
                                       Title: Vice President

                                       PALISADES PARTNERS, L.P.

                                       By: /s/ Gordon A. Uehling, Jr.
                                           -----------------------------
                                       Name: Gordon A. Uehling, Jr.
                                       Title: General Partner

                                       ECKERT CORPORATION

                                       By: /s/ Todd Mason
                                           -----------------------------
                                       Name: Todd Mason
                                       Title: Vice President

                                       /s/ Victoria Eckert
                                       ---------------------------------
                                       Victoria Eckert

                                       /s/ Gordon A. Uehling, Jr.
                                       ---------------------------------
                                       Gordon A. Uehling, Jr.


                                       ARBITRAGE & TRADING MANAGEMENT COMPANY


                                       By: /s/ Robert E. Zoellner
                                           -----------------------------
                                       Name: Robert E. Zoellner
                                       Title: President


                                       /s/ Robert E. Zoellner
                                       ---------------------------------
                                       Robert E. Zoellner